                                                                     EXHIBIT 4.1


Engraved specimen stock certificate of Company bearing the Company logo and the following text:

[Obverse of Certificate]

LIGHTBRIDGE, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 532226 10 7
This Certifies that
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

fully paid and non-assessable shares of the COMMON STOCK, $.01 par value, of

Lightbridge, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

  This Certificate and the shares represented hereby are issued and held subject to the laws of The State of Delaware, the Certificate of Incorporation of the Corporation, as amended, and the By-Laws of the Corporation, as amended.

  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:

[Corporate seal bearing text:] LIGHTBRIDGE, INC. - 1989 - Delaware - *

/s/ William G. Brown
Treasurer

/s/ Pamela D.A. Reeve
President

COUNTERSIGNED AND REGISTERED:

     AMERICAN STOCK TRANSFER AND TRUST COMPANY
     TRANSFER AGENT AND REGISTRAR

By
Authorized signature

[Reverse of Certificate]

LIGHTBRIDGE, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _____________ Custodian ________________
                            (Cust)                      (Minor)
                         under Uniform Gifts to Minors
                         Act _____________
                                  (State)

     Additional abbreviations may also be used though not in the above list.


     For value received, __________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE  [Box]

- --------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ____    ________________________________________________________________

               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:
- --------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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